PROSPECTUS
   Dated May 1, 1995

As Supplemented through
   January 16, 1996

                             MUTUAL SERIES FUND INC.
                           51 John F. Kennedy Parkway
                              Short Hills, NJ 07078

--------------------------------------------------------------------------------
                      Mutual Series Fund Telephone Numbers

                 1-800-448-FUND  Shareholder Services Department
               To speak with a shareholder services representative

                1-800-858-3013  Automated Telephone Inquiry System
               To receive the most recent net asset value, account
        balance and distribution information, and to confirm transactions

               1-800-553-3014  Prospectus and Other Fund Documents
               To request prospectus, applications, annual reports
                        and retirement account documents
--------------------------------------------------------------------------------

     Mutual Series Fund Inc. (the "Fund") is a no-load, diversified, open-end management investment company organized as a series fund with four series currently available, Mutual Shares Fund ("Mutual Shares") originally organized in 1949, Mutual Qualified Fund ("Qualified") and Mutual Beacon Fund ("Beacon"), each of which has capital appreciation, which occasionally may be short term, as its principal investment objective. A secondary objective is income. Mutual Discovery Fund ("Discovery") has long-term capital appreciation as its objective which it will seek to achieve by including investments in small capitalization companies. Each series may invest in the securities of companies involved in prospective mergers, consolidations, liquidations and reorganizations, or as to which there exist tender or exchange offers. The series may also invest in other debt and equity securities including junk bonds. Each series may invest up to 15% of its net assets in illiquid securities; this could result in more risk as well as higher transaction costs than investing in more liquid assets.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in any series of the Fund. Please retain this Prospectus for future reference. A Statement of Additional Information, dated May 1, 1995, containing additional and more detailed information about the Fund and its series has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information and the most recent Annual Report of each series which contains additional performance information can be obtained without charge by calling the Fund at 1-800-553-3014, or writing to the Fund at its above address, Attention:
Shareholder Services.

     If you have any questions after reading the prospectus please call the Fund at 1-800-448-FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                   ----------

                               Investment Adviser

                          HEINE SECURITIES CORPORATION

                              ANNUAL EXPENSE TABLES

                  Annual Mutual Shares Fund Operating Expenses
                     (as a percentage of average net assets)

     Management Fees ...........................................      .60%
     Other Expenses ............................................      .12%
                                                                      ----
     Total Fund Operating Expenses .............................      .72%

Example                                                  1 year        3 years      5 years     10 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return before
expenses and (2) redemption at the end of each time
period:                                                    $8            $24          $41            $92
                                                         -----------------------------------------------

                 Annual Mutual Qualified Fund Operating Expenses
                     (as a percentage of average net assets)

     Management Fees ...........................................      .60%
     Other Expenses ............................................      .13%
                                                                      ----
     Total Fund Operating Expenses .............................      .73%

Example                                                  1 year        3 years      5 years     10 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return before
expenses and (2) redemption at the end of each time
period:                                                    $8            $24         $42             $93
                                                         -----------------------------------------------

                  Annual Mutual Beacon Fund Operating Expenses
                     (as a percentage of average net assets)

     Management Fees ...........................................      .60%
     Other Expenses ............................................      .15%
                                                                      ----
     Total Fund Operating Expenses .............................      .75%

Example                                                  1 year        3 years      5 years     10 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return before
expenses and (2) redemption at the end of each time
period:                                                    $8            $25          $43            $95
                                                         -----------------------------------------------

                 Annual Mutual Discovery Fund Operating Expenses
                     (as a percentage of average net assets)

      Management Fees ..........................................      .80%
     Other Expenses ............................................      .19%
                                                                      ----
     Total Fund Operating Expenses .............................      .99%

Example                                                  1 year        3 years      5 years     10 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return before
expenses and (2) redemption at the end of each time
period:                                                    $10           $32          $56           $125
                                                         -----------------------------------------------

     The purpose of the table on the prior page is to assist an investor in understanding the various direct and indirect costs and expenses that are borne by an investor in each of the Fund's series. The table should not be considered a representation of past or future expenses or return. Actual expenses and return of each of the Fund's series vary from year to year and may be higher or lower than those shown. There are presently no sales charges, no deferred sales charges, no redemption fees (except for bank wire fees of $7 per wire transfer) and no contingent charges which an investor is required to pay. The Fund does not contemplate that any such charges will be imposed in the future, but the Fund, in its discretion, is permitted to assess such charges. The only fees and expenses presently incurred are the advisory fees paid to Heine Securities Corporation (the "Adviser") pursuant to an investment advisory agreement with each series and the expenses of operating the Fund and the series, most of which are borne by the series pro rata according to each series' total assets, either directly or through reimbursement of the Adviser for expenses paid by the Adviser on behalf of the series. The Trustee of Fund sponsored retirement accounts charges a $9 per account annual maintenance fee for all or any portion of the year that each retirement account is open.


                             PERFORMANCE INFORMATION

     From time to time the Fund may include in its communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the rate of return on an amount invested in one of the series of the Fund from the beginning until the end of the stated period. "Average annual total return" is the annual compounded percentage change in the value of an amount invested in one of the series of the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund does not have a sales load or other charges paid by all shareholders that affect its calculation of total or average annual total return.

     The Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 1994, respectively, are as follows:

                                        1 Year       5 Years          10 Years
                                        ------       -------          --------
Mutual Shares ..................        4.53%         10.86%           14.77%
Qualified ......................        5.73%         11.63%           15.12%
Beacon .........................        5.61%         11.50%           15.40%*
                                                                       15.52%*
Discovery ......................        3.62%         18.65%**           N/A

 * The average annual total return for the 10 year period ending December 31, 1994, was 15.40%. Prior to January 9, 1985, Beacon was advised by an investment adviser unaffiliated with Heine Securities Corporation. Since January 9, 1985, the average annual total return is 15.52%.

** Mutual Discovery Fund commenced operations on December 31, 1992. The average annual return for the two year period ending December 31, 1994 was 18.65%.

          The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may become worth more or less than their original cost.

                         CONDENSED FINANCIAL INFORMATION

                               MUTUAL SHARES FUND

                              FINANCIAL HIGHLIGHTS

  (Selected data for a share of capital stock outstanding throughout each year)

                                                                    Year Ended December 31,
                                --------------------------------------------------------------------------------------------------
                                 1994      1993      1992      1991      1990      1989       1988       1987      1986      1985
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
Net Asset Value,
  Beginning of Year ......      $80.97    $73.36    $64.49    $56.39    $67.16    $67.77     $57.83     $60.43    $57.57    $50.30
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
  Income from Investment
    Operations:
  Net Investment
  Income .................        1.34      1.41      1.55      2.04      3.32      4.03       2.64       2.23      2.43      1.93
  Net Gains or Losses on
    Securities (realized and
    unrealized) ..........        2.28     13.89     12.07      9.69     (9.86)     6.00      14.98       1.78      7.29     11.34
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
    Total from Investment
      Operations .........        3.62     15.30     13.62     11.73     (6.54)    10.03      17.62       4.01      9.72     13.27
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
  Less Distributions:
  Dividends (from net
    investment income) ...        1.34      1.38      1.59      2.00      3.34      4.09       2.63       2.52      2.34      1.88
  Distributions
    (from capital gains) .        4.56      6.31      3.16      1.63       .89      6.55       5.05       4.09      4.52      4.12
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
    Total Distributions ..        5.90      7.69      4.75      3.63      4.23     10.64       7.68       6.61      6.86      6.00
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
Net Asset Value,
  End of Year ............      $78.69    $80.97    $73.36    $64.49    $56.39    $67.16     $67.77     $57.83    $60.43    $57.57
                                ======    ======    ======    ======    ======    ======     ======     ======    ======    ======

Total Return* ............        4.53%    21.00%    21.33%    20.99%    (9.82)%   14.93      30.69%      6.34%    16.99%    26.73%
                                  ====     =====     =====     =====     =====     =====      =====       ====     =====     =====

Ratios/Supplemental Data
Net Assets,
  End of Year (millions) .      $3,746    $3,527    $2,913    $2,640    $2,521    $3,403     $2,551     $1,685    $1,403    $1,076
Ratio of Expenses to
  Average Net Assets .....         .72%      .74%      .78%      .82%      .85%      .65%+      .67%+      .69%      .70%      .67%
Ratio of Net Investment
  Income to Average Net
  Assets .................        1.80%     1.90%     2.18%     3.08%     4.88%     5.57%+     4.16%+     3.32%     4.07%     4.08%
Portfolio Turnover Rate ..       66.55%    48.78%    41.06%    47.89%    43.41%    71.54%     89.67%     77.72%   122.30%    91.40%

* Total Return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

+ After reduction of expenses by the Investment Adviser. Had the Investment Adviser not undertaken such action, the ratios of operating expenses and net investment income would have been .67% and 5.55% in 1989 and .74% and 4.09% in 1988.

                         CONDENSED FINANCIAL INFORMATION

                              MUTUAL QUALIFIED FUND

                              FINANCIAL HIGHLIGHTS

  (Selected data for a share of capital stock outstanding throughout each year)

                                                                    Year Ended December 31,
                                --------------------------------------------------------------------------------------------------
                                 1994      1993      1992      1991      1990      1989       1988       1987      1986      1985
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
Net Asset Value,
  Beginning of Year ......      $27.00    $24.43    $21.18    $18.37    $22.21    $22.71     $19.37     $20.06    $19.15    $16.75
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
  Income from Investment
    Operations:
  Net Investment
  Income .................         .43       .38       .49       .67      1.22      1.34        .84        .77       .90       .61
  Net Gains or Losses on
    Securities (realized and
    unrealized) ..........        1.10      5.12      4.27      3.18     (3.45)     1.91       4.95        .86      2.42      3.57
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
    Total from Investment
      Operations .........        1.53      5.50      4.76      3.85     (2.23)     3.25       5.79       1.63      3.32      4.18
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
  Less Distributions:
  Dividends (from net
    investment income) ...         .43       .37       .49       .67      1.23      1.36        .83        .88       .85       .61
  Distributions
    (from capital gains) .        1.43      2.56      1.02       .37       .38      2.39       1.62       1.44      1.56      1.17
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
    Total Distributions ..        1.86      2.93      1.51      1.04      1.61      3.75       2.45       2.32      2.41      1.78
                                ------    ------    ------    ------    ------    ------     ------     ------    ------    ------
Net Asset Value,
  End of Year ............      $26.67    $27.00    $24.43    $21.18    $18.37    $22.21     $22.71     $19.37    $20.06    $19.15
                                ======    ======    ======    ======    ======    ======     ======     ======    ======    ======

Total Return* ............        5.73%    22.71%    22.70%    21.13%   (10.12)%   14.44      30.15%      7.72%    17.51%    25.16%
                                  ====     =====     =====     =====    ======     =====      =====       ====     =====     =====

Ratios/Supplemental Data
Net Assets,
  End of Year (millions) .      $1,792    $1,511    $1,251    $1,110    $1,075    $1,470     $1,094       $686      $561      $432
Ratio of Expenses to
  Average Net Assets .....         .73%      .78%      .82%      .87%      .89%      .70%+      .62%+      .71%      .68%      .70%
Ratio of Net Investment
  Income to Average Net
  Assets .................        1.91%     1.65%     2.10%     3.09%     5.40%     5.61%+     3.96%+     3.43%     4.55%     4.27%
Portfolio Turnover Rate ..       67.65%    56.22%    47.39%    51.99%    46.12%    73.41%     85.05%     73.50%   123.50%    95.85%

* Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

+ After reduction of expenses by the Investment Adviser. Had the Investment Adviser not undertaken such action, the ratios of operating expenses and net investment income would have been .71% and 5.60% in 1989 and .69% and 3.89% in 1988.

                         CONDENSED FINANCIAL INFORMATION

                               MUTUAL BEACON FUND

                              FINANCIAL HIGHLIGHTS

  (Selected data for a share of capital stock outstanding throughout each year)

                                                                                               Sept. 1,
                                                 Year Ended December 31,                       1987 to        Year Ended August 31,
                            ----------------------------------------------------------------   Dec. 31,     -----------------------
                             1994       1993     1992     1991     1990      1989      1988      1987        1987     1986    1985
                            ------     ------   ------   ------   ------    ------    ------    ------      ------   ------  ------
Net Asset Value,
  Beginning of
  Period .................  $31.09     $27.10   $23.36   $20.80   $24.09    $22.85    $19.49    $24.78      $19.27   $15.73  $14.20
                            ------     ------   ------   ------   ------    ------    ------    ------      ------   ------  ------
  Income from Investment
    Operations:
  Net Investment
    Income ...............     .46        .37      .45      .75     1.08      1.12       .77       .22         .37      .28     .24
  Net Gains or Losses on
    Securities (realized
    and unrealized) ......    1.28       5.81     4.85     2.88    (3.03)     2.84      4.80     (3.96)       6.39     3.51    1.29
                            ------     ------   ------   ------   ------    ------    ------    ------      ------   ------  ------
    Total from  Investment
      Operations .........    1.74       6.18     5.30     3.63    (1.95)     3.96      5.57     (3.74)       6.76     3.79    1.53
                            ------     ------   ------   ------   ------    ------    ------    ------      ------   ------  ------
  Less Distributions:
  Dividends (from net
    investment income) ...     .44        .37      .46      .74     1.08      1.17       .80       .51         .31      .25     -0-
  Distributions (from
    capital gains) .......    1.36       1.82     1.10      .33      .26      1.55      1.41      1.04         .94      -0-     -0-
                            ------     ------   ------   ------   ------    ------    ------    ------      ------   ------  ------
    Total
      Distributions ......    1.80       2.19     1.56     1.07     1.34      2.72      2.21      1.55        1.25      .25     -0-
                            ------     ------   ------   ------   ------    ------    ------    ------      ------   ------  ------
Net Asset Value,
  End of Period ..........  $31.03     $31.09   $27.10   $23.36   $20.80    $24.09    $22.85    $19.49      $24.78   $19.27  $15.73
                            ======     ======   ======   ======   ======    ======    ======    ======      ======   ======  ======

Total Return* ............    5.61%     22.93%   22.92%   17.60%   (8.17)%   17.46%    28.79%   (15.12)%     37.33%   24.34%  10.77%
                              ====      =====    =====    =====    =====     =====     =====    ======       =====    =====   =====
Ratios/Supplemental Data
Net Assets, End of
  Period (millions) ......  $2,060     $1,062     $534     $398     $388      $409      $214      $131        $159      $65      $9
Ratio of Expenses to
  Average Net
  Assets .................     .75%       .73%     .81%     .85%     .85%      .67%+     .59%+     .87%++      .85%    1.16%   1.39%
Ratio of Net Income to
  Average Net
  Assets .................    1.96%      1.53%    1.90%    3.07%    4.59%     4.98%+    3.64%+    2.86%++     2.50%    2.86%   1.99%
Portfolio Turnover
  Rate ...................   70.63%     52.88%   57.52%   56.63%   57.74%    67.18%    86.79%    28.07%      73.41%  112.91%  71.77%

* Total return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

+ After reduction of expenses by the Investment Adviser. Had the Investment Adviser not undertaken such action, the ratios of operating expenses and net investment income would have been .68% and 4.97% in 1989 and .66% and 3.57% in 1988.

++   Annualized.

On January 9, 1985, Heine Securities Corporation became the Investment Adviser. Results prior to that date were achieved by a former, unaffiliated investment adviser.

                         CONDENSED FINANCIAL INFORMATION

                              MUTUAL DISCOVERY FUND

                              FINANCIAL HIGHLIGHTS

  (Selected data for a share of capital stock outstanding throughout each year)

                                                             Year Ended
                                                          ----------------
                                                           1994      1993
                                                          ------    ------
Net Asset Value, Beginning of Year ...................    $13.05    $10.00
                                                          ------    ------
 Income from Investment Operations:
 Net Investment Income ...............................       .15       .10
 Net Gains on Securities (realized and unrealized) ...       .32      3.48
                                                          ------    ------
  Total from Investment Operations ...................       .47      3.58
                                                          ------    ------
 Less Distributions:
 Dividends (from net investment income) ..............       .16       .09
 Distributions (from capital gains) ..................       .81       .44
                                                          ------    ------
  Total Distributions ................................       .97       .53
                                                          ------    ------

Net Asset Value, End of Year .........................    $12.55    $13.05
                                                          ======    ======

Total Return* ........................................      3.62%    35.85%
                                                            ====     =====

Ratios/Supplemental Data
Net Assets, End of Year (millions) ...................       $725     $548

Ratio of Expenses to Average Net Assets ..............       .99%     1.07%

Ratio of Net Investment Income to Average Net Assets .      1.64      1.17%

Portfolio Turnover Rate ..............................     72.70%    90.37%

* Total Return includes changes in share price and reinvestment of dividends and capital gain distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Investment return and principal value will fluctuate; therefore the Fund's shares may become worth more or less than their original cost.

     The preceding tables set forth information regarding financial highlights for each series of the Fund. Prior to February 19, 1988 Mutual Shares, Qualified and Beacon were separate entities; as series of the Fund they continue their separate economic identities. Beacon's fiscal year end was changed from August 31 to December 31 in connection with the merger into the Fund. The Adviser was not retained by Beacon until January 9, 1985 and performance prior to that date cannot be attributed to the Adviser.

     The tables on the preceding pages should be read in conjunction with each of the Fund's financial statements and related notes included in their Annual Reports (incorporated by reference into the Statement of Additional Information) which have been audited by Ernst & Young LLP, the Fund's independent auditors, since January 1, 1987 for Mutual Shares and Mutual Qualified, since September 1, 1987 for Mutual Beacon and for Mutual Discovery since its inception.

                                    THE FUND

     Mutual Series Fund Inc. (the "Fund") is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act") organized as a series fund with four separate series currently outstanding, each of which is designed to provide investors with participation in diversified investments under the supervision of experienced investment counsel. This type of investment company is commonly called a mutual fund.The Fund was organized as a Maryland corporation on November 12, 1987. Mutual Shares Corporation, Mutual Qualified Income Fund Inc. and Mutual Beacon Fund, Inc. (the "predecessor funds" or "Funds") were merged into the Fund on February 19, 1988 and became Mutual Shares, Qualified and Beacon, respectively. Discovery was added on December 31, 1992. The Fund may add additional series from time to time. Each of the series should be perceived as being only a portion of a balanced investment strategy.


Investment Objectives and Policies

     Mutual Shares, Qualified and Beacon each has as its principal objective capital appreciation, which may occasionally be short term. A secondary objective is income. Discovery has long-term capital appreciation as its objective, which it will seek to achieve by including investments in small capitalization companies. Each series pursues these objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). An investor should bear in mind that since every investment carries risk, the value of the assets of each series of the Fund fluctuates with changes in the market value of its investments. Therefore, there is no assurance that the Fund's objectives will be achieved. These objectives are not fundamental and the Board of Directors of the Fund reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

     The general investment policy of each existing series is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of the series' investment adviser, Heine Securities Corporation (the "Adviser"), are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.") The Adviser also has no pre-set limits as to the percentage of each series' portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. The Adviser's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Adviser examines each security separately; the
Adviser has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a series. Although the Fund may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $500 million due to the larger size of these series. Each series may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. The series may invest in any industry sector although no series will be concentrated in any one industry. Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's Investors Service, Inc. or Standard & Poor's Corporation, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for Standard & Poor's. Medium and lower-rated debt securities in which each series expects to invest are commonly known as "junk bonds." The series may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each series is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in the Adviser's opinion, at prices less than their intrinsic value. Consequently, the Adviser's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The series have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to default, that the Adviser identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies. See "Statement of Additional Information -- Medium and Lower Rated Corporate Debt Securities."

     Each series also seeks to invest in the securities of companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which each series may invest in such transactions, no series presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a series makes its investment will be consummated or will be consummated on the terms and within the time period contemplated. The series from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation or the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation. When a series purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The series may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and thus it is less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The series purchase loans from national and state chartered banks as well as foreign ones. The series normally invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. Each series does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. The series may invest in securities considered illiquid such as those described above as well as restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors. The series may invest in securities eligible for resale under Rule 144A of the Securities Act ("144A securities"). The Board of Directors of the Fund has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than  registered  securities.  Fund  purchases of 144A  securities  may increase the level of illiquidy and institutional buyers may become disinterested in purchasing such securities. The series may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The series generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Adviser perceives that one or more of the series may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The series may also invest in distressed first mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the series can profit if the price decreases. The series may also sell securities "short against the box" without limit. See "Statement of Additional Information -- Short Sales" for further discussion of these practices.

     Discovery expects to invest to a greater degree than the other series in smaller capitalized companies which may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests are often not well known, may often trade at a discount and may not be followed by institutions.

     Each series may invest in common stock, preferred stock and corporate debt securities in such proportions as the Adviser deems advisable. The Adviser typically keeps a portion of the assets of each series invested in short-term debt securities and preferred stocks although it may choose not do so when circumstances dictate. In addition, while no series may purchase securities of registered open-end investment companies or affiliated investment companies, they may invest from time to time in other investment company securities, subject to the limitation that the series in the aggregate will not purchase more than 3% of the voting securities of another investment company. In addition, no series will invest more than 5% of its assets in the securities of any single investment company and no series will invest more than 10% of its assets in investment company securities. Investors should recognize that a series' purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.


Non-U.S. Securities

     The series may purchase securities of non-U.S. issuers and Discovery expects that up to approximately 50% of its assets may be so invested. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments although the Adviser generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

     Each series of the fund may invest in securities commonly known as Depository Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depository Receipts can be sponsored by the issuing bank or trust company or unsponsored. Holders of unsponsored Depository Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

     Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders. See "Statement of Additional Information."


Repurchase Agreements and Loans of Securities

     Each series may invest up to 10% of its assets in repurchase agreements. Each series may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the series obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the series may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The series presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described in the Statement of Additional Information.


Hedging and Income Transactions

     The series may utilize various investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the series may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a series' portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the series' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a series to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. No more than 5% of the series' assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

     Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a series, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a series incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a series might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into hedging transactions may also reduce the series' total return to investors.


Fundamental Restrictions

     Each series has adopted a number of fundamental investment restrictions, which may not be changed for a particular series without the approval of that series' shareholders. These restrictions are set forth in the Statement of Additional Information. Other than such restrictions, no series has any investment policies which it considers fundamental.

     Among other things, each series may not purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges on which such securities are traded; invest more than 25% of the value of its assets in a particular industry (except that U.S. Government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.

     While Mutual Shares, Qualified, Beacon and Discovery have identical basic investment restrictions, and Mutual Shares, Qualified and Beacon have identical investment objectives, the Adviser seeks to retain certain historical differences among the series on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with larger share trading volume. In addition, Beacon has also invested to a greater extent than Mutual Shares or Qualified in smaller companies. Discovery, in comparison to the other series, has tended to invest proportionately more of its portfolio in smaller companies (see "Investment Objectives and Policies") and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities and the portfolio was able to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, the Adviser expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. Allocation of investments among the series will also depend upon, among other things, the amount of cash in, and relative size of each series' portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the series.


                             MANAGEMENT OF THE FUND

     The management and affairs of the Fund are supervised by the Fund's Board of Directors.


The Investment Adviser

     Heine Securities Corporation (the "Adviser"), 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078 serves as each series' investment adviser. The Adviser manages their investments, provides various administrative services and supervises their daily business affairs, subject to supervision by the Fund's Board of Directors. Portfolio Manager Michael F. Price has been responsible for the day to day management of the Fund for more than five years.

     Michael F. Price, President, Chief Operating Officer, Chairman and sole shareholder of the Adviser, is director and sole shareholder of Clearwater Securities and is Chairman of the Board and President of the Fund. Mr. Edward J. Bradley is Treasurer of Clearwater and is Treasurer and Chief Financial and Accounting Officer of the Adviser and of the Fund. Mr. Peter A. Langerman is a Research Analyst with the Adviser as well as a Director and Executive Vice President of the Fund. Ms. Elizabeth N. Cohernour is General Counsel and
Secretary of the Adviser, Clearwater and the Fund. Mr. Eric Le Goff is Vice President of the Adviser. Messrs. Jeffrey A. Altman, Robert L. Friedman, Raymond Garea and Lawrence N. Sondike, Research Analysts with the Adviser, are Vice Presidents of the Fund.


Code of Ethics

     The Adviser and the Fund have adopted Codes of Ethics and related internal procedures (together referred to as the "Code") which govern the personal investing practices of the Adviser's employees. The Code generally incorporates the recommendation of the Investment Company Institute contained in the Report of the Advisory Group on Personal Investing dated May 9, 1994. Specifically, employees of the Adviser may buy and sell securities for themselves as long as their trades have been pre-cleared in accordance with the Code. Transactions by Adviser employees which comply with the substantive and procedural provisions of the Code are permitted even if the security being purchased is one of limited availability (such as investments in private placements), and is one in which any particular series would be financially and legally able to invest.


Investment Advisory Agreements

     The Adviser serves as investment adviser to each of Mutual Shares, Qualified and Beacon pursuant to separate investment advisory agreements which were approved by the shareholders of each such series at a meeting held on November 17, 1989. The Board of Directors approved the Advisory Agreement with Discovery on September 18, 1992. The Advisory Agreement with each series ("the Advisory Agreements" or the "Advisory Agreement" if individually) are identical in all material respects, except that under each Advisory Agreement the Adviser is paid a fee at an annual rate of .60% of the average daily net assets of Mutual Shares, Qualified and Beacon and .80% of the average daily net assets of Discovery, which accrues daily and is payable on the first business day of the next month for the number of days the Advisory Agreement was in effect during the preceding month. Discovery's advisory fee is higher than that paid by most investment companies although the Adviser believes it comparable to that paid by similar funds. In addition, the Advisory Agreements provide that the Adviser is to be reimbursed on a dollar-for-dollar basis for administrative services as described below.

     The Adviser has complete discretion in the investment and management (including the voting of securities) of each series' assets in accordance with their respective investment objectives and policies and subject to general review and direction by the Board of Directors of the Fund. The Adviser is responsible for administering or arranging for administration of the Fund's business affairs and operations, including maintenance of all required records, employment of sufficient personnel, and maintenance of sufficient equipment and facilities to perform its obligations under the Advisory Agreements. Under these Agreements each series acknowledges that the Adviser may and does perform advisory services for others, that officers and employees of the Adviser act as broker or dealer for others and invest for their own account and that the Fund does not expect, subject always to the good faith of the Adviser, to obtain the benefit of investment opportunities developed by the Adviser, or such officers and employees, but in which the Adviser does not cause such series to invest.

     The Fund on behalf of each series pays for the cost of its operations or reimburses the Adviser for expenses and costs the Adviser incurs on behalf of the Fund including organizational costs, compensation of directors who are not interested persons (as defined in the 1940 Act) of the Adviser, reimbursement of a pro rata portion of the salaries, bonuses, benefits and other employment costs of all personnel of the Adviser who spend substantial time on series operations, and all other costs such as rent for office space, costs of equipment and office supplies, charges of the independent auditors, of legal counsel, of the transfer and dividend disbursing agent and of the custodian, preparation and maintenance of the books and records of the series, all direct and indirect costs, charges and expenses of acquiring and disposing of portfolio securities (including the placement of orders therefor), interest (if any) on obligations incurred by the series, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, preparation and furnishing reports, prospectuses, proxy statements and other communications to stockholders, preparation of amendments to the Fund's registration statements and registration of shares of the Fund under the federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise associated with Fund business excluding costs related to research or the provision of investment advice (with certain exceptions related to soft dollars) and marketing of shares of the series. Expenses which are not directly attributable in full to a particular series will generally be allocated pro rata among the series according to their relative net assets.

     The Adviser and its agents, officers and directors are generally indemnified under these agreements against liabilities and expenses reasonably incurred in connection with acts taken while acting in the capacities enumerated in the Agreement, except no indemnity is provided for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a position. Such indemnification will be made pursuant to procedures which comply with the requirements of the 1940 Act and applicable state law.

     The Advisory Agreements of Mutual Shares, Qualified, Beacon and Discovery continue in effect until June 30, 1995. The Advisory Agreements may be terminated at any time, without penalty, by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund or by the Adviser, each on 60 days' written notice to the other. The Advisory Agreements automatically terminate upon assignment.

     The Adviser will reimburse a series for any expenses incurred in excess of that permitted by the most restrictive jurisdiction in which the Fund is qualified to sell shares up to the total fee payable to the Adviser as to such series. Total expenses of each of Mutual Shares, Qualified, Beacon and Discovery for fiscal 1994 amounted to 0.72%, 0.73%, 0.75% and 0.99%, respectively, of their average daily net assets during such year.


                             HOW TO PURCHASE SHARES

     Shares of the Fund's existing series are sold in a continuous offering at the public offering price, which is equal to the net asset value per share of the series being purchased next determined (see "Net Asset Value") after a purchase order is received by the Fund or PFPC Inc. ("transfer agent"). For assistance in completing the application and for additional information about the shareholder services listed herein, call the Fund at 1-800-448-FUND.


                                                              Minimum             All Retirement Account
                                   Minimum Initial      Subsequent Purchase           Minimum Initial
                                      Purchase           (for All Accounts)              Purchase
                                      --------           ------------------              --------
Mutual Shares                          $5,000                  $100                       $2,000
Qualified                              $1,000                   $50                       $1,000
Beacon                                 $5,000                  $100                       $2,000
Discovery                              $1,000                   $50                       $1,000

     In exceptional cases the Fund may, in its sole discretion, waive these amounts.

     All orders for shares of a series which are accepted by the Fund will be priced at the net asset value per share of that series next computed after receipt of the order by the Fund's transfer agent, or by the Fund, subject to collection of funds. In order to receive that day's price an order must be received and accepted prior to the time that the series' net asset value is calculated which is the earlier of 4:00 p.m. or the close of the New York Stock Exchange (the "Exchange") on that day. Placement and acceptance of an order results in the obligation on the part of an investor to pay for the shares. Monies used to purchase shares of the Fund must be drawn on U.S. banks and be payable in U.S. dollars. No third party checks will be accepted by the Fund except with respect to shareholders who are transferring money to a retirement account from another retirement account. If for any reason funds for a purchase are not collectible, the Fund may redeem the shares and hold the investor liable for any amount by which the purchase price exceeds the net asset value of the shares redeemed. Shareholders may not receive the proceeds from a redemption of shares until funds covering such purchases have been collected; however, shareholders who have existing accounts with a value equal to or greater than the value of the securities to be redeemed may redeem shares up to the value of the account at the time the request for redemption is received. Payment made by certified check or wired funds is considered to be collected upon receipt. (See "How to Redeem Shares".)

     Unless a shareholder includes his taxpayer identification number (social security number for individuals) on the Fund's Application and certifies that he is not subject to backup withholding, no new account will be opened. For existing accounts with no certification the Fund is required to withhold and remit to the Internal Revenue Service ("IRS") 31% of all taxable distributions to the shareholder.

     The Fund reserves the right, in its sole discretion, to refuse at any time to accept orders for the purchase of any series (from existing shareholders as well as new investors) and to suspend the reinvestment of income dividends and capital gains distributions. Without limiting the foregoing, the Adviser will consider exercising such refusal right as to a series when it determines that it cannot effectively invest the available funds on hand in accordance with that series' investment policies.

Written Subscriptions

     Written subscriptions for shares are accepted on any business day at Mutual Series Fund Inc. All written subscriptions must specify the series to be purchased, and must be accompanied by payment.

--------------------------------------------------------------------------------
     New account applications should be sent to:

         Mutual Series Fund Inc.
         c/o PFPC Inc.
         P.O. Box 8901
         Wilmington, DE 19899-8901.

     Existing shareholders should mail additional investments to:
         Mutual Series Fund Inc.
         c/o PFPC Inc.
         P.O. Box 8906
         Wilmington, DE 19899-8906.

     If an overnight delivery service is used, subscriptions should be sent to:
         Mutual Series Fund Inc.
         c/o PFPC Inc.
         400 Bellevue Parkway
         Wilmington, DE 19809-3710.

        Written subscriptions are also accepted at the Fund's offices at 51 John
 F. Kennedy Parkway, Short Hills, New Jersey 07078.
--------------------------------------------------------------------------------

Purchase by Telephone

     Purchases, except for retirement accounts, may be made orally by Fund shareholders who telephone the Fund at 1-800-448-FUND prior to the earlier of 4:00 p.m. or the close of the Exchange. Such orders are accepted or rejected in the sole discretion of the Adviser. Telephone purchases must be for at least $1,000 and must be made in an account that has an existing balance equal to at least one half of the telephone purchase.

--------------------------------------------------------------------------------
   Automated Transfers:
          An Automated Transfers application must be completed and effective prior to making telephone purchases. Please call 1-800-553-3014 for an application or, complete section 6 of the application attached to this prospectus.
--------------------------------------------------------------------------------

All telephone purchases will be processed through the Automated Transfers process except for certain institutional investors who have established (via the Fund's recorded telephone line) the ability to wire such purchase payments to the Fund.

     If for any reason funds are not received in a timely manner and the Fund redeems the shares, the shareholder will be responsible for any amount by which the purchase price exceeds the net asset value of the shares on the day the shares are redeemed. As authorized by the shareholder's purchase application, such amounts will be deducted from the shareholder's account and PFPC Inc. will redeem a processing fee of $20 for any transfer not honored by your bank. This feature will only apply to those persons who have completed an application containing such authorization.

Brokers and Dealers and Plan Administrators

     Purchases and redemptions of any series shares may be effected through registered broker-dealers. There is no sales or service charge imposed by the Fund as to any series, but such broker-dealers may charge the investor a transaction fee. Such transaction fees and services may vary among broker-dealers, and such broker-dealers may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. If a broker receives an order prior to pricing on a given day, the broker is required to forward such order to the Fund on that day prior to pricing. A broker's failure to timely forward an order may give rise to a claim by the investor against the broker.

     Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases the Fund may pay the third party an annual sub transfer agency fee that is not greater than the Fund otherwise would have paid for such services.

Share Certificates

     All accounts will be maintained in book entry form; no share certificate will be issued unless the shareholder specifically requests such issuance in writing. Upon written request certificates for any number of full shares, except for shares held in retirement accounts, will be issued and sent to the shareholder of record. The shareholder may incur an expense in replacing any lost share certificates. The Fund recommends that its transfer agent retain all certificates at no cost to the shareholder.

                              HOW TO REDEEM SHARES

     Shareholders may redeem all or a portion of their shares in a series by executing and mailing a written request for redemption, as described below.

--------------------------------------------------------------------------------
   The written request for redemption should be mailed to:
                  Mutual Series Fund Inc.
                  c/o PFPC Inc.
                  P.O. Box 8901
                  Wilmington, DE 19899-8901.

   If an overnight delivery service is used, redemption requests should be sent to:
                  Mutual Series Fund Inc.
                  c/o PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, DE 19809-3710.
--------------------------------------------------------------------------------

     Redemption requests will be executed at the net asset value per share next computed after receipt of the redemption request, in good order, by the Fund or by its transfer agent (see "Net Asset Value"). In order to receive that day's price a redemption request in good order must be received by the earlier of 4:00 p.m. or the close of the Exchange on that day. Payment of monies will be made within seven days after receipt by the transfer agent of the redemption request in good order and accompanied by the appropriate documents as described below. Mailing of the proceeds of a redemption may be delayed up to 15 days from the day of a purchase to allow the purchase to clear. This potential 15 day delay applies to payment by personal or bank check. If payment is made by certified check or wire, proceeds from the redemption request will not be subject to this potential 15 day delay. If the shareholder has an existing account, the redemption request will be satisfied up to the value of collected funds in such account. The Fund reserves the right to redeem shares in kind although it is not likely to do so. Conditional, ambiguous or vague requests cannot be honored.

     If you have completed item 6 on the enclosed application to authorize automated transfers to your bank account (retirement accounts have separate form), and if your bank has authorized such transfers, then you can request that a redemption be automatically deposited into your bank account. Proceeds will be calculated at the net asset value next computed after receipt of your redemption request in good order and will be automatically deposited in your bank account approximately two business days after receipt of your redemption request. To request an application for automated transfers for a regular account or a retirement account, call 1-800-553-3014. Automated transfer capabilities normally become effective twenty business days after the Fund receives the completed application.

     If the account is in the form of a book entry, or if certificates for the shares to be redeemed have been retained by the transfer agent for safekeeping, to be in good order the written redemption request must identify the account from which shares are to be redeemed, the dollar value or number of shares to be redeemed, the address the redemption should be mailed to, the shareholder's daytime phone number and the request must be signed exactly as the account is registered, with the signature(s) thereon guaranteed by a bank, broker-dealer, credit union, national securities exchange or a savings association. Guarantee by a notary public is not acceptable. The authorized officer who guarantees the signature(s) must sign in official capacity to bind the guarantor and the words "Signature Guaranteed" must appear with the required stamp. The signature guarantee will generally be waived for redemptions of $25,000 or less provided payment is made to the holder of record and forwarded to the address of record. However, a signature guarantee will be required for all redemptions where the address of record has changed within ten days of the redemption request.

     If the certificates for the shares to be redeemed are held by any one other than the transfer agent, to be in good order the redemption request must be accompanied by such stock certificates, properly endorsed for transfer, or if not so endorsed, by the stock certificates and appropriate properly endorsed stock powers, and, in either case, the signatures must be guaranteed in proper form by a bank, broker dealer, credit union, national securities exchange or a savings association.

     Certain accounts, such as corporate accounts, trust accounts and custodial accounts, generally require additional documentation in addition to the written request. Certain institutional accounts may be eligible for redemption procedures other than as described above. Contact the Fund at 1-800-448-FUND for the specific documentation required for your account.

     If the owner of any IRS recognized retirement account who is at least 591/2 years old wants to redeem shares from the account, the written redemption request must state the account owner's birthdate. If the owner of any IRS recognized retirement account who is less than 591/2 years old wants to redeem shares from the account, the written redemption request must state: 1) that the owner is aware of the tax consequences and penalties that may be associated with the redemption and 2) whether or not the 10% tax is to be withheld on the redemption. The signature on the letter of instruction must be guaranteed in the same manner as described above.

   If a redemption request is sent to the Fund's office, rather than to the transfer agent's office, the request will be promptly forwarded by the Fund to the transfer agent. If the Fund has not collected payment on the purchase of shares which are to be redeemed, no redemption payment will be made until the purchase has cleared.

     The transfer agent will charge a nominal fee, currently approximately $7, for the wiring of funds. Additionally, your bank may charge you for accepting the wire transfer. The Fund should be contacted at 1-800-448-FUND for additional information on how to wire funds. If a shareholder requests delivery of a redemption check via overnight delivery service, the transfer agent will charge a nominal fee, currently approximately $15, for the overnight delivery service.

     The net asset value of shares, on redemption, may be more or less than the investor's cost, depending upon the market value of the series' securities at the time of redemption. Redemptions of the predecessor funds always were made in cash and the Fund intends to continue this policy as to the series.

     The Fund reserves the right, upon 30 days' prior notice, to redeem shares in any account if the total value of the shares in the account is less than a specified minimum (currently $300, or $100 for IRA accounts), which minimum may be lowered from time to time by the Board of Directors but will not be raised. An account will be subject to involuntary redemption if the account value becomes less than the specified minimum because of a stockholder redemption and not from market action. The Fund further reserves the right upon 30 days prior notice and Board approval to redeem the account of any shareholder who has failed to furnish a certified social security or tax identification number to the Fund.

                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
                 Mutual Series Fund Inc.
                 c/o PFPC Inc.
                 P.O. Box 8901
                 Wilmington, DE 19899-8901.
--------------------------------------------------------------------------------

A. Reinvestment of Distributions. Shareholders may elect to (a) have all capital gain distributions and income dividends on a series' shares held by them automatically reinvested in additional shares of the series, or (b) have all capital gain distributions automatically reinvested, but receive all income dividends in cash, or (c) receive all capital gains distributions and income dividends in cash. Unless an election is made, dividends and distributions will be automatically reinvested in additional shares or fractions thereof of the same series by the transfer agent at the net asset value in effect at the close of the New York Stock Exchange on the date of distribution. If one of the cash options above is selected, money can be automatically transferred to the shareholder's bank account on the payable date by completing an Automated Transfers application. Please call 1-800-532-3014 for an application or complete item 6 on the application attached to this prospectus.

B. Automatic Investment Plan. The Automatic Investing Plan permits an investor to automatically purchase shares of the Fund on a monthly basis through an arrangement with the investor's bank and the transfer agent. The transfer agent will arrange for a predetermined amount of money, selected by the investor (the minimum per month for Mutual Shares and Beacon is $100 and is $50 for Qualified and Discovery), to be deducted on or about the 15th of the month from the investor's bank account to purchase shares of the designated series. The investor will receive a confirmation from the transfer agent and his bank account will reflect the amount charged. An investor may utilize this service by completing an Automated Transfers application with the transfer agent. Please call 1-800-553-3014 to request an application. The investor's bank must be a member of Automated Clearing House (ACH). The Automatic Investment Plan normally becomes effective 20 business days after the application is received.

C. Individual Retirement Account Plan. All persons eligible may establish an Individual Retirement Account ("IRA") to invest in the Fund. Mutual Shares and Beacon require a $2,000 minimum initial deposit to an IRA. Qualified and
Discovery have a minimum initial deposit of $1,000. All dividends and distributions on shares held in IRAs are reinvested in additional shares of the Fund and are not taxed until withdrawn. Please call the Fund at 1-800-553-3014 for an IRA application. Please consult your tax advisor regarding the tax treatment of IRAs under the Internal Revenue Code of 1986 as amended (the "Code").

D. Qualified Retirement Plans. The Fund offers four qualified retirement plans: the Simplified Standardized Profit Sharing Plan, the Simplified Standardized Money Purchase Plan, the Standardized Profit Sharing Plan and the Standardized Money Purchase Plan. For copies of the plan documents, plan administrators guide and summary plan description booklets call 1-800-533-3014. PNC Bank acts as trustee/custodian, but neither PNC Bank nor the Fund administers the qualified retirement plans and therefore no assurance can be given that a particular qualified retirement plan is properly administered. Please consult your employer or tax advisor if you have any questions.

E. SEP-IRA. Eligible individuals may establish a SEP-IRA with their employers. An application form may be obtained from the Fund by calling 1-800-553-3014. If the SEP-IRA is properly established and administered by the employer, contributions will be tax deductible and income and capital gain will be tax deferred. PNC Bank acts as trustee/custodian, but neither PNC Bank nor the Fund administers the SEP-IRA and therefore no assurance can be given that a particular SEP-IRA is properly administered. Please consult your employer or tax advisor if you have any questions.

F. Section 403(b)(7) Retirement Plan. Persons who are full or part-time employees of non-profit tax-exempt organizations or public educational organizations, such as hospitals, educational institutions, and other religious, charitable, scientific or literary organizations, are eligible to establish a retirement plan under Section 403(b)(7) of the Code. An investor's employer may make direct contributions to the investor's 403(b)(7) Plan account or contributions may be made pursuant to the investor's agreement to take a reduction in salary or to forego an increase in salary. Such contributions will be excluded from the investor's gross income for Federal income tax purposes up to specified limits provided they do not exceed the investor's "excludable amount" for the taxable year.

     Shareholders may call the Fund at 1-800-553-3014 to request an application and a model 403(b)(7) Plan. The 403(b)(7) Plan was submitted to the IRS National Office on behalf of a participant and it ruled to the effect that (i) amounts contributed by an employer (whether or not under a salary reduction agreement) will be excludible from the participant's gross income to the extent of his "exclusion allowance" (as defined in Section 403(b) of the Code) and (ii) the dividends and other income and gains on such account will be tax-exempt until distribution to the participant and/or his beneficiary. While this ruling may not be used as precedent by other participants, it indicates that the form of the 403(b)(7) Plan satisfies the requirements of Section 403(b) of the Code. Participants who desire the assurance of a favorable ruling should similarly file a request for a ruling.

G. Systematic Withdrawal Plan. A shareholder owning or purchasing Fund shares with a current account value of at least $10,000 may open a Systematic Withdrawal Plan (a "Plan") under which a specified dollar amount (not less than $50) will be paid to the shareholder from the shareholder's Fund account on a monthly, quarterly or annual basis on or about the 25th day of that month. Systematic Withdrawal Plan payments can be made automatically into the shareholder's bank account by completing an Automated Transfers application. Please call 1-800-553-3014 for an application, and specify if you want an automated transfer application for a regular or retirement account. A shareholder may open a Systematic Withdrawal Plan by filing with the transfer agent an application, together with any certificates for series shares held by the shareholder. Please call the Fund at 1-800-553-3014 to request a Systematic Withdrawal Plan application. The Plan will normally become active within 20 business days after the application is received. Systematic withdrawals are expected to result in a decrease in aggregate value of the investment.

H. Fees. As of January 1996 PNC Bank has agreed to waive its annual maintenance fee (for all or any portion of a year) of $9 per shareholder account for IRA, Qualified Retirement Plan, SEP-IRA and 403(b)(7) Plans. When it is collected this fee is paid to PNC Bank. The fee and its waiver are subject to adjustment by PNC Bank as trustee/custodian for the Plans.

I. Transfer of Shares. A shareholder may transfer shares of any series to another person by writing to the Fund's transfer agent. The shareholder should clearly identify the series, the account and the number of shares to be transferred, and include the signature of all registered owners, and all stock certificates, if any, which are the subject of transfer. The signature on the letter of instructions, the stock certificates or any stock power must be guaranteed in the same manner as described under "How to Redeem Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                                 NET ASSET VALUE

     For purposes of pricing purchases and redemptions, the net asset value of each series of the Fund is separately determined by State Street Bank and Trust Company, the Fund's custodian ("State Street") as of the earlier of 4:00 p.m. or the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for business but in no event less often than once each week. Net asset value per share of each series of the Fund is calculated by adding the value of all securities and other assets of such series, subtracting all of the liabilities of such series and dividing the remainder by the number of shares of such series outstanding at the time the determination is made.

     Securities, including options, and futures traded on an exchange or on NASDAQ or in the over the counter market are valued at the last reported sales price on the day of valuation, but if there are no sales on that day, or if the Adviser determines that the last sale fails to reflect the current market value, such securities are valued at the mean between the closing bid and asked prices. Other securities and assets, including restricted and illiquid securities, are valued at their fair value as determined in good faith under procedures determined by the Board of Directors. To the extent consistent with the foregoing fair value standard, securities which are traded for which market quotations are not readily available are valued at the mean of the bid and asked prices quoted to the Fund by the principal market makers of such security. All foreign securities are valued on the date net asset value is calculated as of the close of each country's respective exchanges. Foreign currencies are priced at New York market closing prices. Temporary investments in short-term debt securities are valued at market, or at amortized cost, which approximates market value.

     The net asset value per share of each series appears daily in the The Wall Street Journal and other newspapers. Shareholders may also call the Fund's Automated Telephone Inquiry System at 1-800-858-3013 to receive the most recent net asset value information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each series of the Fund intends to qualify for treatment under Subchapter M of the Code. Since each series intends to continue to so qualify and to distribute all of its net investment income and capital gain to shareholders at least annually, it is expected that each series will not be required to pay any Federal income taxes. Shareholders generally will have to pay Federal income taxes on the dividends and distributions they receive from a series and on gains realized upon redemption of their shares.

     Following each calendar year, each shareholder will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of the shareholder's shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

     Dividends or distributions have the effect of reducing the per share value of shares owned by the shareholder by the per share amount of the dividends or distributions. Furthermore, such dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are subject to income taxes. The Board presently intends to declare such dividends and distributions from net investment income semi-annually.

     The IRS requires backup withholding of Federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. Shareholders using the Fund as a medium for tax qualified retirement plans may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

     Redemptions of shares of a series will be taxable transactions for Federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in his shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the shareholder has held his shares for a period of more than one year. If a shareholder redeems shares of any series at a loss and makes an additional investment in the same series 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

     The foregoing summary of Federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. Prospective investors are urged to consult their own tax advisors with respect to the tax consequences of an investment in a series of the Fund.

                                 FUND OPERATIONS

Portfolio Transactions

     The Adviser effects portfolio transactions through brokers and dealers who in its judgment will provide the Fund with the best combination of price (including brokerage commissions, if any) and execution. The Adviser may also give consideration to research services in its selection of brokers and may cause the series to pay higher commissions than might be charged by some other broker who does not furnish research services if the Adviser determines in good faith that the commissions being paid are reasonable in relation to the value of the brokerage and research services provided. Research services provided by brokers who execute Fund portfolio brokerage transactions for a series may be utilized by the Adviser for the benefit of the other series or clients advised by it, just as research services provided by brokers who execute brokerage transactions for such other series (or clients) advised by the Adviser may be utilized for the benefit of the other series (and clients). The Adviser does not know of any way of determining the value of brokerage and research services provided by such brokers, except to the extent such services have a determined market value. To the extent such services are used by the Adviser in advising the Fund, they tend to reduce the Adviser's expenses. The Adviser may occasionally also take into account sale of Fund shares when allocating brokerage.

     The Adviser generally effects transactions in exchange traded securities through members of the exchange although it may also effect such transactions privately or in the so-called "third market." Transactions in over-the-counter securities will be executed on a principal basis with market makers unless, in the judgment of the Adviser, the best combination of price and execution is available by other arrangements including dealing with a market maker on an agency basis and paying a brokerage commission. Transactions in unregistered securities are effectuated with broker-dealers on a principal or agency basis or directly with the issuers or holders of such securities.

     The Adviser will effect portfolio transactions for a series through a broker which is an affiliated person of the Fund or the Adviser only if in the Adviser's judgment such broker is able to obtain the best combination of price and execution. Currently the only broker affiliated with the Fund or the Adviser is Clearwater Securities Inc. ("Clearwater"). Although an affiliated broker such as Clearwater is entitled to and is paid a commission for executing brokerage transactions for the Fund, Clearwater does not act as a principal for its own account in any portfolio transactions with the Fund.

     The Adviser makes its portfolio decisions for each series based on its judgment as to the best interests of such series, taking into account factors such as relative size, cash position, investment restrictions and tax consequences to the client. Securities considered for purchase or sale by a series are often also appropriate for purchase or sale by the other series advised by the Adviser. When more than one of such series is purchasing or selling the same securities at or about the same time, the transactions are averaged as to price.

     The 1994 portfolio turnover rate for Mutual Shares, Qualified, Beacon and Discovery was 66.55%, 67.65%, 70.63% and 72.70%, respectively.

                               SHARES OF THE FUND

     The Fund has an authorized capital of 700 million shares of stock, par value $.001 per share, 200 million of which have been allocated to the Mutual Shares Fund, 200 million of which have been allocated to the Mutual Qualified Fund, 200 million of which have been allocated to the Mutual Beacon Fund and 100 million of which have been allocated to Mutual Discovery Fund. Pursuant to Maryland law and the Fund's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class (series) to create additional classes of stock with specified rights, preferences and limitations. Each share is entitled to one vote per share on all matters subject to shareholder vote. Shares of all classes vote together as a single class except that where a matter being voted on affects only a particular class it will be voted on only by that class and where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Fund is not required to hold annual meetings and does not expect to hold meetings of shareholders as long as two-thirds of the directors then in office have been elected by the shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which the Fund will honor regarding the ability to call meetings of shareholders and to communicate with shareholders. If less than a majority of the directors have been elected by shareholders, a meeting of shareholders will be held within sixty days to fill any existing vacancies. Directors may be removed only for cause by a vote of sixty-seven percent of the outstanding shares of the Fund. A meeting of shareholders shall be called if the record holders of ten percent of the shares of the Fund so request in writing. Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. When issued, the shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Shareholders are entitled to require the Fund to redeem their shares. The shares are transferable without restriction.

                        COUNSEL AND INDEPENDENT AUDITORS

     Skadden, Arps, Slate, Meagher and Flom, New York, New York are counsel to the Fund. Wolf, Block, Schorr and Solis-Cohen of Philadelphia, Pennsylvania are special counsel to the directors who are not interested persons of the Adviser or the Fund. Miles & Stockbridge, Baltimore, Maryland are special counsel to the Fund and pass upon the legality of the shares. Ernst & Young LLP, Boston, Massachusetts, are the independent auditors of the Fund.

                             ADDITIONAL INFORMATION

     Custodian, Transfer and Dividend Disbursing Agent. State Street Bank and Trust Company, Atlantic Division, 225 Franklin Street, Boston, MA 02110 is the principal custodian for the assets of all the series of the Fund. The transfer and dividend disbursing agent of the Fund is PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809-3710. PNC Bank, Wilmington, Delaware acts as the trustee/custodian for all Fund sponsored retirement accounts.

     Shareholder Inquiries. Shareholder inquiries should be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

     Reports. The Fund will issue to its shareholders semiannual reports containing unaudited financial statements and annual reports containing financial statements examined by auditors which have been approved by the shareholders.

     Information. This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.